UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549


                                    ___________
                                     FORM 8-K
                                    ___________


                                   CURRENT REPORT


 PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934 DATE OF
              REPORT (date of earliest event reported): April 29, 2005




                      INTERCHANGE FINANCIAL SERVICES CORPORATION
                (Exact name of registrant as specified in its charter)



           New Jersey                   1-10518             22-2553159
_______________________________  _______________________  _________________
(State or other jurisdiction of  (Commission File Number) (I.R.S. Employer
 incorporation or organization)                           Identification No.)


Park 80 West/Plaza Two, Saddle Brook, N.J.                     07663
__________________________________________                  ___________
(Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code: (201) 703-2265



                                   Not Applicable
______________________________________________________________________________
            (Former name or former address, if changed since last report.)

Item 5.03. Amendment to Bylaws

(a) On April 28, 2005, the Board of Directors of Interchange Financial Services Corporation (the "Corporation") amended Section 10 of Article III of the Corporation's Bylaws to no longer allow a person to qualify as a director of the Corporation if such person has been issued by a federal or state bank regulatory agency a cease and desist order for conduct involving dishonesty or breach of trust and that order is final and not subject to appeal. The amendment, which was effective on April 28, 2005, is attached hereto as Exhibit 3.1.


Item 9.01. Financial Statement and Exhibits

The following document is filed as an exhibit to this Current Report on Form 8-K:

3.1      Amendment to the Bylaws of the Corporation

                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: April 29, 2005               Interchange Financial Services Corporation

                                    By: /s/ Charles T. Field
                                    _________________________
                                    Name:  Charles T. Field
                                    Title: SVP & Chief Financial Officer

                                  EXHIBIT INDEX


EXHIBIT NUMBER      DESCRIPTION

3.1                 Amendment to the Bylaws of Interchange Financial Services
                    Corporation